SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2009

LAUFER BRIDGE ENTERPRISES, INC.

NEVADA	333-149177	04-3626788
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

313 South Central Drive, Scarsdale, New York	10583
(Address of principal executive officers)	(Zip Code)

914-419-5586
(Registrant’s telephone number, including area code)

(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     .

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     .

Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

     .

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item No.	Description of Item
3.02	Unregistered Sales of Equity Securities	3
5.03	Amendment to Articles of Incorporation and By-Laws	3
9.01	Financial Statements and Exhibits	3

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Item 3.02 Unregistered Sales of Equity Securities.

(a)

Immediately subsequent to filing its Amended Certificate of Incorporation increasing authorized shares of common stock from 250,000,000 to 500,000,000, the Company issued an aggregate of 101,100,000 shares of its common stock to those persons and/or firms below.  The issuance of such shares was exempt from registration in accordance with Section 4(2) of the Securities Act of 1933 as a transaction by an Issuer not involved in a public offering.

The 101,100,000 restricted shares of common stock were issued as follows.

Names	Number of Restricted Shares
[1]Clark, Mitchell	300,000
[2]Atamian, John	300,000
Affordable Luxuries	1,000,000
[3]Tew, Cliff	300,000
[4]Richardson, Ricardo	25,000,000
Seeds R US	25,000,000
Barta, Jason	1,000,000
Singletary and Associates	5,000,000
[5]Stone, Reid	20,000,000
Kap, Michael	1,000,000
Jackson. Brenda	200,000
[6]Stohlman, Joel	21,200,000
Edwards, Brian	400,000
Barton, Brian	400,000

The Company is not aware of any arrangements which may at a subsequent date, result in a change in control.

There is no new material relationship between the Company or its affiliates and any of the parties other than as indicated herein.

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Company filed an amendment to its Articles of Incorporation to increase its authorized number of shares of common stock from 250,000,000 to 500,000,000 effective November 3, 2009.

Item 9.01 Financial Statements and Exhibits.

The following exhibits are filed as part of this Current Report.

(d)

Exhibits

3.1

Amendment to Articles of Incorporation.

___________________________

1

Mr. Mitchell Clark may sell up to 5% of his holdings every other month, commencing 9 months from the date of issuance of such shares, but may not otherwise assign, transfer, pledge or hypothecate such shares.

2

Mr. John Atamian may sell up to 5% of his holdings every other month, commencing 9 months from the date of issuance of such shares, but may not otherwise assign, transfer, pledge or hypothecate such shares.

3

Mr. Cliff Tew may sell up to 5% of his holdings every other month, commencing 9 months from the date of issuance of such shares, but may not otherwise assign, transfer, pledge or hypothecate such shares.

4

Mr. Ricardo Richardson may sell up to 5% of his holdings every other month, commencing 9 months from the date of issuance of such shares, but may not otherwise assign, transfer, pledge or hypothecate such shares.

5

Reid Stone is Executive Vice President, Secretary, Treasurer and Director of the Company and owned 5,000,000 shares of Company common stock prior to this issuance.

6

Joel Stohlman is President, Chief Executive Officer and Director of the Company and owned 125,000,000 shares of Company common stock prior to this issuance.

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SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

November 3, 2009

LAUFER BRIDGE ENTERPRISES, INC.

(Registrant)

/s/ Joel Stohlman

By: JOEL STOHLMAN, PRESIDENT

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